Filed pursuant to Rule 497(a)
File No. 333-257702
Rule 482ad
PRIORITY INCOME FUND, INC.
LAUNCHES PREFERRED STOCK OFFERING

NEW YORK, New York – August 5, 2021 - Priority Income Fund, Inc. (the “Company”) today announced that it plans to offer shares of its Series J Term Preferred Stock due 2028 (the “Preferred Stock”) in an underwritten public offering. The terms of the Preferred Stock are to be determined by negotiations between the Company and the underwriters. In addition, the Company plans to grant the underwriters a 30-day option to purchase additional shares of the Preferred Stock to cover overallotments, if any.

The Company has applied to list the Preferred Stock on the New York Stock Exchange (“NYSE”) under the ticker symbol “PRIFJ”. If the application is approved, trading on the NYSE in the Preferred Stock is expected to begin within 30 days following the issuance date of the Preferred Stock. The Preferred Stock has been assigned a private rating of “BBB-” by Egan-Jones Ratings Co.

The Company plans to use the net proceeds from the offering of the Preferred Stock to redeem all of the Company’s existing Series A Term Preferred Stock, to acquire investments in accordance with its investment objective and strategies, and for general working capital purposes.

Ladenburg Thalmann & Co. Inc. is acting as lead book-running manager for the offering and B. Riley Securities, Inc., Compass Point Research & Trading, LLC, InspereX LLC, Wedbush Securities Inc., and William Blair & Company, L.L.C. are acting as joint book-running managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The preliminary prospectus, which contains this and other information about the Company, should be read carefully before investing. The information in the preliminary prospectus and in this press release is not complete and may be changed. The Company may not sell these securities until the registration statement filed with the Securities and Exchange Commission (the “SEC”) relating to the securities described herein is effective. This press release is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Copies of the preliminary prospectus (and the final prospectus, when available) may be obtained by writing: Ladenburg Thalmann & Co. Inc., 640 5th Avenue, 4th Floor, New York, New York 10019, or: 1-800-573-2541, or: prospectus@ladenburg.com. Copies may also be obtained by visiting EDGAR on the SEC’s website at www.sec.gov.

About Priority Income Fund

Priority Income Fund, Inc., is a registered closed-end fund that was created to acquire and grow an investment portfolio primarily consisting of senior secured loans or pools of senior secured loans known as collateralized loan obligations ("CLOs"). Such loans will generally have a floating interest rate and include a first lien on the assets of the respective borrowers, which typically are private and public companies based in the United States. The Company is managed by Priority Senior Secured Income Management, LLC, which is led by a team of investment professionals from the investment and operations team of Prospect Capital Management L.P. For more information, visit priorityincomefund.com.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

Investor Relations Contact:

Lindsey Harrison
lharrison@prospectcap.com
646-845-6059

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE